AXP(R)
                                                                       Selective
                                                                            Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds                                                           (icon of) clock

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Quest for Quality

Not all bonds are created equal. A bond's quality depends on the ability of its issuers to make the interest and principal payments owed to the bondholders. The quality is determined by independent rating agencies, which assign a credit rating (in the form of a letter grade) to each bond.

Since its establishment in 1945, AXPSelective Fund has concentrated its investments in the four highest investment grades. Along the way, investors have enjoyed a steady stream of interest income with minimum risk to their principal.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                3

Portfolio Manager Q & A                          3

Fund Facts                                       6

The 10 Largest Holdings                          7

Making the Most of the Fund                      8

The Fund's Long-term Performance                 9

Board Members and Officers                      10

Independent Auditors' Report (Fund)             13

Financial Statements (Fund)                     14

Notes to Financial Statements (Fund)            17

Independent Auditors' Report (Portfolio)        23

Financial Statements (Portfolio)                24

Notes to Financial Statements (Portfolio)       26

Investments in Securities                       30

Federal Income Tax Information                  35

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2   AXP SELECTIVE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Brad Stone
Brad Stone
Portfolio manager

Portfolio Manager Q & A

Q: How did AXP  Selective  Fund  perform for the  12-month  period ended May 31,
2002?

A: In a period that was marked by economic struggles and the tragic events of September 11, 2001, AXP Selective Fund generated a return of 4.85% (Class A shares, not including sales charges). By comparison, the Lehman Brothers Aggregate Bond Index returned 8.10% while the Lipper Corporate Debt - A rated Funds Index generated a return of 6.89% over the same timeframe.

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3   AXP SELECTIVE FUND -- ANNUAL REPORT

Q: What factors affected the Fund's performance during the period?

A: The Fund was able to generate a solid return for the year, despite the fact that the bond market endured periods of significant volatility. The year began with efforts already underway to stimulate a sagging U.S. economy. The Federal Reserve was reducing short-term interest rates, a practice it had begun early in 2001. In addition, new tax cuts had been put into effect. Still, in the early months of the period, the U.S. economy continued to slow. The situation worsened in the wake of September 11. The terrorist attacks increased investor pessimism about the economy, and predictably, fixed-income securities in general performed well in the immediate aftermath, as investors looked to a perceived safe haven for their assets. However, confidence was soon restored, and as expectations of an economic recovery took hold, short-term interest rates moved higher. That general trend continued from late 2001 through the end of the 12-month period in May 2002. Despite volatile short-term rates, the change in interest rates over the past year has been minimal for longer-term bonds.

The Fund benefited in particular during this period from solid performance in the mortgage-backed sector. These securities enjoyed investors' favor as they offered both relative safety vis-a-vis the equity markets, plus attractive comparable yield levels. Investment-grade corporate bonds provided modest returns during the year, and came under pressure as investors became increasingly concerned about accounting concerns tied to the Enron scandal. In addition, weakness among bonds in the struggling telecommunications sector also detracted from the Fund's performance. However, the overall sense of risk-aversion generally worked to the advantage of the bond market and the Fund, as inflows into the fixed-income market remained robust.

Q: What changes did you make to the Fund's portfolio?

A: We began the year positioning the Fund in expectation of an economic recovery. This included reducing our exposure to U.S. Treasury securities and adding mortgage-backed and corporate debt issues. While the events of September 11 delayed the recovery, that event resulted in an opportunity to put more money to work in some beaten-down segments of the market, particularly corporate bonds. As some corporate issues -- notably those of high-quality banking firms -- bounced back, we sold some of our holdings and used the proceeds to invest in select undervalued segments of the corporate bond market. As expectations of an economic recovery grew, we shifted into slightly lower-rated (but still investment-grade) corporate bonds that offered relatively higher yields, as well as favorable total return potential. In addition, we placed greater emphasis on mortgage-backed securities, which grew to become the most significant sector in the Fund's portfolio. Among Treasury bonds, our approach in recent months was to own a combination of shorter-term and longer-term securities, typically known as a "barbell" approach to structuring the portfolio. We were convinced that both ends of the Treasury yield curve would be most capable of weathering the pressure of rising interest rates.

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4   AXP SELECTIVE FUND -- ANNUAL REPORT

During the year, we also increased our use of a strategy called mortgage dollar rolls, which led to a high portfolio turnover level for AXP Selective Fund. With dollar rolls, we sell a pool of mortgage-backed securities that would have delivered in the current month and we simultaneously agree to purchase a similar pool of securities at a future date. In certain market environments like the one we are experiencing, we believe this strategy adds to the return potential of the Fund without significantly increasing its risk profile.

Q: What is your outlook for the year ahead?

A: The bond market continues to benefit from a general desire among investors to avoid significant risks. This situation may continue for some time. We anticipate that as the U.S. economy continues to show signs of strength, the Federal Reserve will begin to raise short-term interest rates, but at a rather modest pace. While we believe the level of economic growth will not trigger a dramatic jump in interest rates, a general trend of higher rates is likely. While this could limit the return potential of the Fund in the near term, we continue to actively manage the portfolio with a long-term perspective.

Q: How are you positioning the Fund in light of your outlook?

A: We plan to maintain a cautious position in terms of the Fund's interest rate sensitivity, given our expectation that interest rates are headed higher in the short term. We also are reducing our holdings among short- and intermediate-term securities, which tend to lag the market in periods when the Federal Reserve increases short-term interest rates. Finally, we continue to seek bonds that can hold up well in the current environment while generating an attractive yield to help bolster the Fund's total return. We believe the Fund is well positioned given the challenging environment that appears to lie ahead.

Brad Stone

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5   AXP SELECTIVE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                         $8.74
May 31, 2001                                                         $8.74
Increase                                                             $  --

Distributions -- June 1, 2001 - May 31, 2002
From income                                                          $0.40
From long-term capital gains                                         $0.02
Total distributions                                                  $0.42
Total return*                                                       +4.85%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                         $8.74
May 31, 2001                                                         $8.74
Increase                                                             $  --

Distributions -- June 1, 2001 - May 31, 2002
From income                                                          $0.33
From long-term capital gains                                         $0.02
Total distributions                                                  $0.35
Total return*                                                       +4.06%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                         $8.74
May 31, 2001                                                         $8.74
Increase                                                             $  --

Distributions -- June 1, 2001 - May 31, 2002
From income                                                          $0.33
From long-term capital gains                                         $0.02
Total distributions                                                  $0.35
Total return*                                                       +4.06%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                         $8.74
May 31, 2001                                                         $8.74
Increase                                                             $  --

Distributions -- June 1, 2001 - May 31, 2002
From income                                                          $0.42
From long-term capital gains                                         $0.02
Total distributions                                                  $0.44
Total return*                                                       +5.02%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6   AXP SELECTIVE FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                          Percent                   Value
                                       (of net assets)      (as of May 31, 2002)
Ford Motor Credit
7.25% 2011                                 1.2%                 $18,385,848
Abitibi-Consolidated
8.55% 2010                                 1.1                   16,816,608
United Airlines
7.03% 2010                                 1.0                   15,738,426
MBNA
5.75% 2008                                 1.0                   15,628,957
France Telecom
8.25% 2011                                 1.0                   15,490,320
AT&T Wireless Services
8.75% 2031                                 0.9                   13,836,182
Household Finance
6.38% 2011                                 0.9                   13,695,119
Bowater Canada Finance
7.95% 2011                                 0.8                   12,923,575
Railcar Leasing
7.13% 2013                                 0.8                   12,810,474
WorldCom
7.50% 2011                                 0.8                   11,980,500

Excludes U.S. Treasury and government agencies holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here
make up 9.5% of net assets

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7   AXP SELECTIVE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP SELECTIVE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                  Value of your $10,000 in AXP Selective Fund
(line chart)

$30,000
                      Lehman Brothers Aggregate Bond Index
               Lipper Corporate Debt - A rated Funds Index
$20,000

                                                                         $18,806
                                                      AXP Selective Fund Class A
     $9,525

`92     `93     `94     `95     `96     `97    `98     `99    `00    `01     `02

Average Annual Total Returns (as of May 31, 2002)

                 1 year    5 years      10 years        Since inception
Class A          -0.13%     +5.10%        +6.52%              N/A
Class B          +0.06%     +5.18%          N/A              +6.17%*
Class C          +4.06%       N/A           N/A              +6.89%**
Class Y          +5.02%     +6.26%          N/A              +7.12%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 6/1/92 to 5/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $10,112. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - A rated Funds Index. In comparing AXP Selective Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Corporate Debt - A rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9   AXP SELECTIVE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                           Position held     Principal occupations                    Other directorships
address,                        with Registrant   during past five years
age                             and length of
                                service
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
H. Brewster Atwater,            Board member      Retired chair and chief executive
Jr. 4900 IDS Tower              since 1996        officer, General Mills, Inc. (consumer
Minneapolis, MN 55402                             foods)
Born in 1931
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Arne H. Carlson                 Chair of the      Chair, Board Services Corporation
901 S. Marquette Ave.           Board since 1999  (provides administrative services to
Minneapolis, MN 55402                             boards), former Governor of Minnesota
Born in 1934
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Lynne V. Cheney                 Board member      Distinguished Fellow, AEI                The Reader's Digest  Association Inc.
American Enterprise Institute   since 1994
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Livio D. DeSimone               Board member      Retired chair of the board and chief     Cargill, Incorporated (commodity
30 Seventh Street East          since 2001        executive officer, Minnesota Mining      merchants and processors), Target
Suite 3050                                        and Manufacturing (3M)                   Corporation (department stores),
St. Paul, MN 55101-4901                                                                    General Mills, Inc. (consumer foods),
Born in 1936                                                                               Vulcan Materials Company (construction
                                                                                           materials/chemicals) and Milliken &
                                                                                           Company (textiles and chemicals)
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Ira D. Hall                     Board member      Private investor; formerly with Texaco   Imagistics International, Inc. (office
Texaco, Inc.                    since 2001        Inc., treasurer, 1999-2001 and general   equipment), Reynolds & Reynolds
2000 Westchester Avenue                           manager, alliance management             Company (information services), TECO
White Plains, NY 10650                            operations, 1998-1999. Prior to that,    Energy, Inc. (energy holding company),
Born in 1944                                      director, International Operations IBM   The Williams Companies, Inc. (energy
                                                  Corp.                                    distribution company)
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Heinz F. Hutter                 Board member      Retired president and chief operating
P.O. Box 2187                   since 1994        officer, Cargill, Incorporated
Minneapolis, MN 55402                             (commodity merchants and processors)
Born in 1929
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Anne P. Jones                   Board member      Attorney and consultant                  Motorola, Inc. (electronics)
5716 Bent Branch Rd.            since 1985
Bethesda, MD 20816
Born in 1935
------------------------------- ----------------- ---------------------------------------- ----------------------------------------

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10   AXP SELECTIVE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                           Position held     Principal occupations                    Other directorships
address,                        with Registrant   during past five years
age                             and length of
                                service
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Stephen R. Lewis, Jr.           Board member      President and professor of economics,
Carleton College                since 2002        Carleton College
One North College Street
Northfield, MN 55057
Born in 1939
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
William R. Pearce               Board member      RII Weyerhaeuser World Timberfund,
2050 One Financial Plaza        since 1980        L.P. (develops timber resources) -
Minneapolis, MN 55402                             management committee; former chair,
Born in 1927                                      American Express Funds
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Alan G. Quasha                  Board member      President, Quadrant Management, Inc.
720 Fifth Avenue                since 2002        (management of private equities)
New York, NY 10019
Born in 1949
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Alan K. Simpson                 Board member      Former three-term United States          Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave.              since 1997        Senator for Wyoming
Cody, WY 82414
Born in 1931
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
C. Angus Wurtele                Board member      Retired chair of the board and chief     Bemis Corporation (packaging)
4900 IDS Tower                  since 1994        executive officer, The Valspar
Minneapolis, MN 55402                             Corporation
Born in 1934
------------------------------- ----------------- ---------------------------------------- ----------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                           Position held     Principal occupations                    Other directorships
address,                        with Registrant   during past five years
age                             and length of
                                service
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
David R. Hubers                 Board member      Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center      since 1993        director of AEFC                         pharmaceutical distribution), RTW Inc.
Minneapolis, MN 55474                                                                      (manages worker's compensation
Born in 1943                                                                               programs), Lawson Software, Inc.
                                                                                           (technology based business
                                                                                           applications)
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
John R. Thomas                  Board member      Senior vice president - information
50652 AXP Financial Center      since 1987,       and technology of AEFC
Minneapolis, MN 55474           president since
Born in 1937                    1997
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
William F. Truscott             Board member      Senior vice president - chief
53600 AXP Financial Center      since 2001,       investment officer of AEFC; former
Minneapolis, MN  55474          vice president    chief investment officer and managing
Born in 1960                    since 2002        director, Zurich Scudder Investments
------------------------------- ----------------- ---------------------------------------- ----------------------------------------

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11   AXP SELECTIVE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                           Position held     Principal occupations                    Other directorships
address,                        with Registrant   during past five years
age                             and length of
                                service
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                   Vice president,   President of Board Services Corporation
901 S. Marquette Ave.           general counsel
Minneapolis, MN 55402           and secretary
Born in 1938                    since 1978
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Paul D. Pearson                 Acting            Vice president - managed
222 AXP Financial Center        treasurer since   assets/investment accounting,  AEFC,
Minneapolis, MN 55474           2002              1998 to present; vice president-mutual
Born in 1956                                      fund administrative services, Piper
                                                  Capital Management, 1994-1998
------------------------------- ----------------- ---------------------------------------- ----------------------------------------
Stephen W. Roszell              Vice president    Senior vice president - institutional
50239 AXP Financial Center      since 2002        group of AEFC
Minneapolis, MN 55474
Born in 1949
------------------------------- ----------------- ---------------------------------------- ----------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12   AXP SELECTIVE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP SELECTIVE FUND, INC.
We have audited the accompanying statement of assets and liabilities of AXP Selective Fund, Inc. as of May 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002, and the financial highlights for the each of the years in the five-year period ended May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Selective Fund, Inc. as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
July 5, 2002

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13   AXP SELECTIVE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Selective Fund, Inc.

May 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                     $1,583,574,623
Capital shares receivable                                                                                   268,544
                                                                                                            -------
Total assets                                                                                          1,583,843,167
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                         1,293,836
Capital shares payable                                                                                      126,962
Accrued distribution fee                                                                                     16,787
Accrued service fee                                                                                             515
Accrued transfer agency fee                                                                                   1,724
Accrued administrative services fee                                                                           2,088
Other accrued expenses                                                                                      149,487
                                                                                                            -------
Total liabilities                                                                                         1,591,399
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,582,251,768
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,809,494
Additional paid-in capital                                                                            1,592,774,928
Undistributed net investment income                                                                         230,395
Accumulated net realized gain (loss)                                                                     (3,244,190)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (9,318,859)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,582,251,768
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,042,396,474
                                                            Class B                                  $  342,481,586
                                                            Class C                                  $    9,418,714
                                                            Class Y                                  $  187,954,994
Net asset value per share of outstanding capital stock:     Class A shares       119,210,472         $         8.74
                                                            Class B shares        39,167,399         $         8.74
                                                            Class C shares         1,077,157         $         8.74
                                                            Class Y shares        21,494,341         $         8.74
                                                                                  ----------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   AXP SELECTIVE FUND -- ANNUAL REPORT

Statement of operations
AXP Selective Fund, Inc.

Year ended May 31, 2002
Investment income
Income:
Dividends                                                                                            $      201,860
Interest                                                                                                 86,567,483
                                                                                                         ----------
Total income                                                                                             86,769,343
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         8,410,501
Distribution fee
   Class A                                                                                                2,646,424
   Class B                                                                                                3,155,600
   Class C                                                                                                   68,200
Transfer agency fee                                                                                       1,938,533
Incremental transfer agency fee
   Class A                                                                                                  109,623
   Class B                                                                                                   56,762
   Class C                                                                                                    1,487
Service fee -- Class Y                                                                                      220,860
Administrative services fees and expenses                                                                   778,168
Compensation of board members                                                                                10,960
Printing and postage                                                                                        198,554
Registration fees                                                                                           100,206
Audit fees                                                                                                   10,750
Other                                                                                                         6,349
                                                                                                              -----
Total expenses                                                                                           17,712,977
   Earnings credits on cash balances (Note 2)                                                               (35,367)
                                                                                                            -------
Total net expenses                                                                                       17,677,610
                                                                                                         ----------
Investment income (loss) -- net                                                                          69,091,733
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 31,053,548
   Futures contracts                                                                                     (6,458,049)
   Options contracts written                                                                              1,614,573
                                                                                                          ---------
Net realized gain (loss) on investments                                                                  26,210,072
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (22,812,371)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                     3,397,701
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                        $ 72,489,434
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP SELECTIVE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Selective Fund, Inc.

Year ended May 31,                                                                   2002                 2001
Operations and distributions
Investment income (loss) -- net                                                 $   69,091,733       $   80,820,067
Net realized gain (loss) on investments                                             26,210,072           (5,721,951)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (22,812,371)          69,508,963
                                                                                   -----------           ----------
Net increase (decrease) in net assets resulting from operations                     72,489,434          144,607,079
                                                                                    ----------          -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (47,043,251)         (57,805,147)
      Class B                                                                      (11,539,596)         (11,220,115)
      Class C                                                                         (244,581)             (68,694)
      Class Y                                                                      (10,201,699)         (11,461,005)
   Net realized gain
      Class A                                                                       (3,121,437)                  --
      Class B                                                                         (955,224)                  --
      Class C                                                                          (21,274)                  --
      Class Y                                                                         (705,355)                  --
                                                                                      --------                -----
Total distributions                                                                (73,832,417)         (80,554,961)
                                                                                   -----------          -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         217,863,403          174,749,533
   Class B shares                                                                  163,154,275          123,918,483
   Class C shares                                                                    7,922,122            4,162,840
   Class Y shares                                                                   96,619,335          106,067,010
Reinvestment of distributions at net asset value
   Class A shares                                                                   39,469,070           43,475,836
   Class B shares                                                                   11,261,219            9,823,481
   Class C shares                                                                      241,633               61,067
   Class Y shares                                                                   10,975,199           11,422,265
Payments for redemptions
   Class A shares                                                                 (218,862,352)        (208,981,146)
   Class B shares (Note 2)                                                         (94,748,640)         (65,880,375)
   Class C shares (Note 2)                                                          (2,556,903)            (342,918)
   Class Y shares                                                                 (137,754,814)         (74,810,965)
                                                                                  ------------          -----------
Increase (decrease) in net assets from capital share transactions                   93,583,547          123,665,111
                                                                                    ----------          -----------
Total increase (decrease) in net assets                                             92,240,564          187,717,229
Net assets at beginning of year                                                  1,490,011,204        1,302,293,975
                                                                                 -------------        -------------
Net assets at end of year                                                       $1,582,251,768       $1,490,011,204
                                                                                ==============       ==============
Undistributed net investment income                                             $      230,395       $      167,789
                                                                                --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP SELECTIVE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Selective Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 238 shares of capital stock at $8.41 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio
The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax

--------------------------------------------------------------------------------
17   AXP SELECTIVE FUND -- ANNUAL REPORT
purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

                                                Year ended May 31,
                                          2002                 2001
Class A
Distributions paid from:
      Ordinary income                 $47,611,117          $57,805,147
      Long-term capital gain            2,553,571                   --
Class B
Distributions paid from:
      Ordinary income                  11,713,375           11,220,115
      Long-term capital gain              781,445                   --
Class C
Distributions paid from:
      Ordinary income                     248,451               68,694
      Long-term capital gain               17,404                   --
Class Y
Distributions paid from:
      Ordinary income                  10,330,020           11,461,005
      Long-term capital gain              577,034                   --

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                            $  3,187,553
Accumulated gain (loss)                                  $  4,505,231
Unrealized appreciation (depreciation)                   $(18,731,601)

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   AXP SELECTIVE FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,100,255 for Class A, $300,235 for Class B, and $3,633 for Class C for the year ended May 31, 2002.

During the year ended May 31, 2002, the Fund's transfer agency fees were reduced by $35,367 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          Year ended May 31, 2002
                                             Class A      Class B      Class C       Class Y
Sold                                      24,549,245    18,395,624     893,392     10,879,769
Issued for reinvested distributions        4,462,460     1,273,680      27,348      1,240,318
Redeemed                                 (24,742,938)  (10,713,888)   (289,398)   (15,570,378)
                                         -----------   -----------    --------    -----------
Net increase (decrease)                    4,268,767     8,955,416     631,342     (3,450,291)
                                           ---------     ---------     -------     ----------

                                                          Year ended May 31, 2001
                                            Class A       Class B      Class C*      Class Y
Sold                                      20,114,774    14,273,778     478,028     12,164,023
Issued for reinvested distributions        5,035,406     1,136,801       7,001      1,322,093
Redeemed                                 (24,264,710)   (7,638,038)    (39,214)    (8,631,923)
                                         -----------    ----------     -------     ----------
Net increase (decrease)                      885,470     7,772,541     445,815      4,854,193
                                             -------     ---------     -------      ---------

*    Inception date was June 26, 2000.

--------------------------------------------------------------------------------
19   AXP SELECTIVE FUND -- ANNUAL REPORT

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2002.

--------------------------------------------------------------------------------
20   AXP SELECTIVE FUND -- ANNUAL REPORT

5. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2002      2001     2000     1999     1998
Net asset value, beginning of period                                   $8.74     $8.32    $8.96    $9.23    $9.00
Income from investment operations:
Net investment income (loss)                                             .40       .52      .52      .54      .57
Net gains (losses) (both realized and unrealized)                        .02       .42     (.46)    (.20)     .31
Total from investment operations                                         .42       .94      .06      .34      .88
Less distributions:
Dividends from net investment income                                    (.40)     (.52)    (.53)    (.54)    (.58)
Distributions from realized gains                                       (.02)       --     (.17)    (.07)    (.07)
Total distributions                                                     (.42)     (.52)    (.70)    (.61)    (.65)
Net asset value, end of period                                         $8.74     $8.74    $8.32    $8.96    $9.23

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,042    $1,004     $949   $1,170   $1,231
Ratio of expenses to average daily net assets(c)                        .98%      .97%     .97%     .89%     .86%
Ratio of net investment income (loss) to average daily net assets      4.45%     6.01%    6.17%    5.85%    6.20%
Portfolio turnover rate (excluding short-term securities)               389%      150%      62%      30%      20%
Total return(e)                                                        4.85%    11.52%     .83%    3.68%   10.15%

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2002      2001     2000     1999     1998
Net asset value, beginning of period                                   $8.74     $8.32    $8.96    $9.23    $9.00
Income from investment operations:
Net investment income (loss)                                             .33       .45      .46      .47      .50
Net gains (losses) (both realized and unrealized)                        .02       .42     (.47)    (.20)     .31
Total from investment operations                                         .35       .87     (.01)     .27      .81
Less distributions:
Dividends from net investment income                                    (.33)     (.45)    (.46)    (.47)    (.51)
Distributions from realized gains                                       (.02)       --     (.17)    (.07)    (.07)
Total distributions                                                     (.35)     (.45)    (.63)    (.54)    (.58)
Net asset value, end of period                                         $8.74     $8.74    $8.32    $8.96    $9.23

Ratios/supplemental data
Net assets, end of period (in millions)                                 $342      $264     $187     $210     $153
Ratio of expenses to average daily net assets(c)                       1.73%     1.73%    1.73%    1.65%    1.62%
Ratio of net investment income (loss) to average daily net assets      3.67%     5.25%    5.41%    5.10%    5.44%
Portfolio turnover rate (excluding short-term securities)               389%      150%      62%      30%      20%
Total return(e)                                                        4.06%    10.69%     .06%    2.89%    9.32%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   AXP SELECTIVE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2002    2001(b)
Net asset value, beginning of period                                   $8.74     $8.40
Income from investment operations:
Net investment income (loss)                                             .33       .42
Net gains (losses) (both realized and unrealized)                        .02       .34
Total from investment operations                                         .35       .76
Less distributions:
Dividends from net investment income                                    (.33)     (.42)
Distributions from realized gains                                       (.02)       --
Total distributions                                                     (.35)     (.42)
Net asset value, end of period                                         $8.74     $8.74

Ratios/supplemental data
Net assets, end of period (in millions)                                   $9        $4
Ratio of expenses to average daily net assets(c)                       1.74%     1.73%(d)
Ratio of net investment income (loss) to average daily net assets      3.64%     5.16%(d)
Portfolio turnover rate (excluding short-term securities)               389%      150%
Total return(e)                                                        4.06%     9.27%

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2002      2001     000      1999     1998
Net asset value, beginning of period                                   $8.74     $8.32    $8.96    $9.23    $9.00
Income from investment operations:
Net investment income (loss)                                             .42       .53      .54      .55      .58
Net gains (losses) (both realized and unrealized)                        .02       .42     (.47)    (.20)     .31
Total from investment operations                                         .44       .95      .07      .35      .89
Less distributions:
Dividends from net investment income                                    (.42)     (.53)    (.54)    (.55)    (.59)
Distributions from realized gains                                       (.02)       --     (.17)    (.07)    (.07)
Total distributions                                                     (.44)     (.53)    (.71)    (.62)    (.66)
Net asset value, end of period                                         $8.74     $8.74    $8.32    $8.96    $9.23

Ratios/supplemental data
Net assets, end of period (in millions)                                 $188      $218     $167     $196     $221
Ratio of expenses to average daily net assets(c)                        .81%      .82%     .81%     .81%     .79%
Ratio of net investment income (loss) to average daily net assets      4.61%     6.16%    6.33%    5.93%    6.27%
Portfolio turnover rate (excluding short-term securities)               389%      150%      62%      30%      20%
Total return(e)                                                        5.02%    11.70%     .97%    3.77%   10.21%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   AXP SELECTIVE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio as of May 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
July 5, 2002

--------------------------------------------------------------------------------
23   AXP SELECTIVE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Quality Income Portfolio

May 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,991,495,379)                                                        $1,982,496,407
Dividends and accrued interest receivable                                                      14,175,449
Receivable for investment securities sold                                                      34,986,390
                                                                                               ----------
Total assets                                                                                2,031,658,246
                                                                                            -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                 991,148
Payable for investment securities purchased                                                    89,709,354
Payable for securities purchased on a when-issued basis (Note 1)                              295,626,873
Payable upon return of securities loaned (Note 4)                                              61,535,000
Accrued investment management services fee                                                         22,173
Other accrued expenses                                                                             84,130
                                                                                                   ------
Total liabilities                                                                             447,968,678
                                                                                              -----------
Net assets                                                                                 $1,583,689,568
                                                                                           ==============
*Including securities on loan, at value (Note 4)                                           $   60,179,334
                                                                                           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   AXP SELECTIVE FUND -- ANNUAL REPORT

Statement of operations
Quality Income Portfolio

Year ended May 31, 2002
Investment income Income:
Dividends                                                                                  $      201,875
Interest                                                                                       86,565,622
                                                                                               ----------
Total income                                                                                   86,767,497
                                                                                               ----------
Expenses (Note 2):
Investment management services fee                                                              8,196,469
Compensation of board members                                                                      13,760
Custodian fees                                                                                    149,431
Audit fees                                                                                         32,500
Other                                                                                              21,982
                                                                                                   ------
Total expenses                                                                                  8,414,142
   Earnings credits on cash balances (Note 2)                                                      (3,045)
                                                                                                   ------
Total net expenses                                                                              8,411,097
                                                                                                ---------
Investment income (loss) -- net                                                                78,356,400
                                                                                               ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                              31,056,012
   Futures contracts                                                                           (6,458,403)
   Options contracts written (Note 5)                                                           1,614,697
                                                                                                ---------
Net realized gain (loss) on investments                                                        26,212,306
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         (22,814,230)
                                                                                              -----------
Net gain (loss) on investments and foreign currencies                                           3,398,076
                                                                                                ---------
Net increase (decrease) in net assets resulting from operations                              $ 81,754,476
                                                                                             ============

Statements of changes in net assets
Quality Income Portfolio

Year ended May 31,                                                             2002              2001
Operations
Investment income (loss) -- net                                         $   78,356,400     $   88,221,481
Net realized gain (loss) on investments                                     26,212,306         (5,722,347)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (22,814,230)        69,524,334
                                                                           -----------         ----------
Net increase (decrease) in net assets resulting from operations             81,754,476        152,023,468
                                                                            ----------        -----------
Proceeds from contributions                                                162,938,975        135,461,684
Fair value of withdrawals                                                 (152,745,069)      (100,504,401)
                                                                          ------------       ------------
Net contributions (withdrawals) from partners                               10,193,906         34,957,283
                                                                            ----------         ----------
Total increase (decrease) in net assets                                     91,948,382        186,980,751
Net assets at beginning of year                                          1,491,741,186      1,304,760,435
                                                                         -------------      -------------
Net assets at end of year                                               $1,583,689,568     $1,491,741,186
                                                                        ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   AXP SELECTIVE FUND -- ANNUAL REPORT

Notes to Financial Statements

Quality Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
26   AXP SELECTIVE FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of May 31, 2002, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of May 31, 2002 was $3,177,232 representing 0.20% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2002, the Portfolio has entered into outstanding forward-commitments of $63,347,141 and outstanding when-issued securities of $295,626,873.

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27   AXP SELECTIVE FUND -- ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2002, the Portfolio's custodian fees were reduced by $3,045 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,973,497,003 and $5,854,187,825, respectively, for the year ended May 31, 2002. For the same period, the portfolio turnover rate was 389%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2002, securities valued at $60,179,334 were on loan to brokers. For collateral, the Portfolio received $61,535,000 in cash. Income from securities lending amounted to $67,211 for the year ended May 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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28   AXP SELECTIVE FUND -- ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                          Year ended May 31, 2002
                                      Puts                      Calls
                             Contracts    Premiums      Contracts   Premiums
Balance May 31, 2001             675    $   415,426           675   $   355,896
Opened                         5,250      3,122,275        18,481     2,699,321
Closed                        (5,925)    (3,537,701)      (19,156)   (3,055,217)
                              ------     ----------       -------    ----------
Balance May 31, 2002              --    $        --            --   $        --
                              ------     ----------       -------    ----------

See "Summary of significant accounting policies."

6. INTEREST RATE FUTURES CONTRACTS
As of May 31, 2002, investments in securities included securities valued at $6,683,018 that were pledged as collateral to cover initial margin deposits on 1,495 open sale contracts. The notional market value of the open sale contracts as of May 31, 2002, was $156,492,611 with a net unrealized loss of $320,543. See "Summary of significant accounting policies."


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29   AXP SELECTIVE FUND -- ANNUAL REPORT

Investments in Securities
Quality Income Portfolio

May 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (98.1%)
Issuer                           Coupon       Principal       Value(a)
                                  rate         amount

Government obligations (21.2%)
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   01-15-09                       6.99%      $7,222,222       $7,702,428
U.S. Treasury
   03-31-03                       4.25       30,000,000       30,517,800
   12-31-03                       3.25       92,000,000       92,528,263
   05-15-04                       7.25        5,000,000(g)     5,383,550
   08-15-04                       7.25        6,800,000(g)     7,363,652
   08-15-05                       6.50       15,300,000       16,550,775
   08-15-11                       5.00       12,000,000       11,976,480
   02-15-12                       4.88       12,100,000       11,944,975
   11-15-16                       7.50       20,700,000       24,572,349
   02-15-26                       6.00       15,925,000       16,354,179
   08-15-29                       6.13        8,000,000        8,396,560
   05-15-30                       6.25       11,450,000       12,255,508
   02-15-31                       5.38       55,300,000       53,415,928
  Principal Only
   08-15-21                       6.11       50,000,000(f)    15,735,500
  TIPS
   01-15-07                       3.38       20,309,940(j)    21,138,205
Total                                                        335,836,152

Mortgage-backed securities (48.4%)
Federal Home Loan Mtge Corp
   11-01-14                       7.50        5,266,113        5,570,112
   04-01-15                       7.50        9,707,273       10,267,649
   01-01-16                       7.00       15,019,788       15,757,296
   07-01-16                       8.00              253              273
   01-01-17                       8.00            2,308            2,494
   02-01-17                       5.50       27,374,824       27,348,580
   03-01-17                       8.50           43,452           47,375
   06-01-17                       8.50           16,425           17,901
   09-01-19                       8.50           78,606           85,628
   04-01-20                       9.00          447,217          490,913
   04-01-21                       9.00          432,201          477,510
   03-01-22                       8.50          886,458          961,943
   04-01-22                       6.50       28,440,449       29,146,029
   08-01-22                       8.50          852,666          923,630
   06-01-24                       7.50        4,025,804        4,244,516
   02-01-25                       8.00        1,483,451        1,592,882
   04-01-32                       7.00        5,125,000        5,296,781
  Collateralized Mtge Obligation
   05-15-17                       5.50       18,258,555       18,743,393
Federal Housing Admin
   01-01-24                       7.43        3,969,119        3,929,428
Federal Natl Mtge Assn
   11-01-02                      10.00               10               10
   02-15-05                       7.13        8,000,000        8,679,424
   05-15-08                       6.00       21,450,000       22,531,509
   05-15-11                       6.00        8,900,000        9,195,720
   03-15-12                       6.13        5,600,000        5,823,546
   03-22-12                       6.25       13,700,000       14,049,624
   01-01-14                       6.00       10,298,607       10,569,775
   04-01-14                       6.00       11,203,363       11,498,353
   04-01-14                       6.50       10,697,987       11,116,005
   05-01-14                       6.00        7,801,421        7,998,101
   08-01-14                       6.50       10,443,012       10,824,893
   06-01-15                       6.50       43,000,000(b)    44,397,500
   05-01-16                       6.50       17,165,786       17,752,070
   10-01-16                       6.50          529,242          547,318
   10-01-23                       6.50        5,310,820        5,441,275
   12-01-26                       8.00        2,295,682        2,460,932
   04-01-27                       7.50        3,142,940        3,309,145
   08-01-27                       8.00        2,451,510        2,624,801
   01-01-28                       6.50        1,689,507        1,725,841
   05-01-28                       6.50        9,764,021        9,961,330
   12-01-28                       6.50       13,424,647       13,695,930
   02-01-29                       6.50       11,774,492       12,012,429
   03-01-29                       6.00        2,920,091        2,908,228
   03-01-29                       6.50       10,867,100       11,077,196
   05-01-29                       6.00       25,493,618       25,451,476
   06-01-29                       7.00       12,618,724       13,046,301
   07-01-29                       6.00       11,595,891       11,548,782
   07-01-29                       7.00       56,275,000(b)    57,998,421
   12-01-29                       7.50        8,244,561        8,636,817
   01-01-30                       8.00        2,290,172        2,439,488
   03-01-30                       8.00        6,680,774        7,116,349
   05-01-30                       6.00       15,000,000(b)    14,868,750
   06-01-30                       7.00       82,900,000(b)    85,594,249

See accompanying notes to investments in securities.

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30   AXP SELECTIVE FUND -- ANNUAL REPORT

Issuer                           Coupon        Principal      Value(a)
  rate                           amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   06-01-30                       8.00%     $17,500,000(b)   $18,560,938
   07-01-30                       6.00        8,000,000        7,885,000
   07-01-30                       6.50       66,100,000(b)    66,802,312
   06-01-31                       6.50        9,820,810        9,983,117
   05-01-32                       7.50        4,300,000        4,499,048
  Collateralized Mtge Obligation
   10-25-19                       8.50        1,448,659        1,612,072
  Principal Only
   09-01-18                       5.73          197,794(f)       170,058
Freddie Mac
   05-25-12                       6.00       13,700,000       13,742,744
  Collateralized Mtge Obligation
   06-15-17                       5.50       14,200,000       14,432,969
Govt Natl Mtge Assn
   05-15-26                       7.50        4,462,741        4,721,522
   10-15-31                       6.50        5,621,884        5,722,506
   11-15-31                       6.50       28,376,126       28,884,009
Total                                                        768,822,216

Airlines (2.8%)
American Airlines
   10-01-06                       7.80        5,600,000(d)     5,549,096
   05-23-11                       6.82        7,000,000        6,907,320
Continental Airlines
   02-02-19                       6.54        6,022,974        5,760,968
  Series D
   12-01-06                       7.57        3,000,000        2,733,806
Delta Air Lines
   09-18-11                       7.11        7,300,000        7,615,587
United Air Lines
   10-01-10                       7.03       16,030,502       15,738,426
Total                                                         44,305,203

Automotive & related (1.6%)
Ford Motor
   07-16-31                       7.45        7,400,000        7,182,951
Ford Motor Credit
   10-25-11                       7.25       18,000,000       18,385,848
Total                                                         25,568,799

Building materials & construction (0.5%)
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   02-15-11                       6.75        9,000,000(c)     7,891,956

Communications equipment & services (1.3%)
AT&T Wireless Services
  Sr Nts
   03-01-11                       7.88        7,000,000        6,743,765
   03-01-31                       8.75       14,400,000       13,836,182
Total                                                         20,579,947

Energy (1.4%)
FirstEnergy
  Series B
   11-15-11                       6.45       10,600,000       10,098,196
Phillips Petroleum
   03-15-28                       7.13       12,000,000       11,895,924
Total                                                         21,994,120

Financial services (6.5%)
CIT Group
   05-17-04                       5.63        8,600,000        8,305,269
Citibank Credit Card Insurance Trust
  Series 2001-8 Cl A
   12-07-06                       4.10       10,000,000       10,042,341
Countrywide Home
  Company Guaranty Series H
   04-15-09                       6.25        5,000,000        5,041,435
GMAC
   09-15-11                       6.88       11,500,000       11,677,790
Household Finance
   10-15-11                       6.38       14,100,000       13,695,119
MBNA
   10-15-08                       5.75       15,000,000       15,628,957
  Sr Nts
   03-15-12                       7.50        6,700,000        7,026,612
Morgan Stanley, Dean Witter & Co
   04-01-12                       6.60        7,000,000        7,127,190
Pemex Master Trust
  02-01-09                        7.88        9,500,000(d)     9,666,250
Prudential Bache
  Collateralized Mtge Obligation
   04-01-19                       7.97        1,616,536        1,648,495
Railcar Leasing
   01-15-13                       7.13       12,150,000(d)    12,810,474
Total                                                        102,669,932

Food (1.0%)
Delhaize America
   04-15-31                       9.00        7,700,000        8,850,750
  Company Guaranty
   04-15-11                       8.13        6,000,000        6,511,302
Total                                                         15,362,052

See accompanying notes to investments in securities.

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31   AXP SELECTIVE FUND -- ANNUAL REPORT

Issuer                           Coupon        Principal      Value(a)
                                  rate          amount

Health care (0.5%)
American Home Products
   03-15-04                       5.88%      $7,000,000       $7,258,867

Leisure time & entertainment (0.6%)
AOL Time Warner
   05-01-32                       7.70       10,100,000        9,860,024

Media (2.0%)
Clear Channel Communications
   11-01-06                       6.00        6,400,000        6,323,507
Comcast Cable Communications
   05-01-27                       8.50        8,400,000        9,035,620
  Sr Nts
   01-30-11                       6.75        4,000,000        3,860,284
   06-15-13                       7.13        7,000,000        6,858,159
Time Warner Entertainment
   03-15-23                       8.38        5,000,000        5,185,425
Total                                                         31,262,995

Multi-industry conglomerates (0.7%)
General Electric Capital
   06-15-12                       6.00       11,700,000       11,641,500

Paper & packaging (1.9%)
Abitibi-Consolidated
  (U.S. Dollar)
   08-01-10                       8.55       16,000,000(c)    16,816,608
Bowater Canada Finance
  (U.S. Dollar) Company Guaranty
   11-15-11                       7.95       12,500,000(c)    12,923,575
Total                                                         29,740,183

Retail (0.6%)
Target
   06-15-23                       7.88        8,850,000        9,350,698

Utilities -- electric (1.9%)
IPALCO Enterprises
   11-14-08                       7.38       10,000,000        9,567,740
   11-14-11                       7.63        6,000,000(d)     5,647,428
NRG Energy
   04-01-31                       8.63        3,515,000        3,000,826
Tiers-Mirant
   06-15-04                       7.20       13,000,000(d)    11,243,011
Total                                                         29,459,005

Utilities -- gas (0.2%)
Williams
   03-15-12                       8.13        3,400,000(h)     3,177,232

Utilities -- telephone (5.0%)
AT&T - Liberty Media
   02-01-30                       8.25        5,860,000        5,694,719
Citizens Communications
  Sr Nts
   08-15-08                       7.63       11,000,000       10,890,638
   08-15-31                       9.00        4,500,000        4,469,090
France Telecom
  (U.S. Dollar)
   03-01-11                       8.25       15,900,000(c,i)  15,490,320
Qwest Capital Funding
  Company Guaranty
   07-15-28                       6.88        6,400,000        4,130,080
Sprint Capital
   03-15-12                       8.38        6,000,000(d)     5,922,330
  Company Guaranty
   05-01-04                       5.88       11,500,000       10,989,055
   11-15-08                       6.13        3,500,000        3,138,107
WorldCom
   05-15-11                       7.50       24,450,000       11,980,500
   05-15-31                       8.25       15,000,000        6,450,000
Total                                                         79,154,839

Total bonds
(Cost: $1,562,910,904)                                    $1,553,935,720

See accompanying notes to investments in securities.

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32   AXP SELECTIVE FUND -- ANNUAL REPORT

Short-term securities (27.1%)
Issuer                         Annualized      Amount         Value(a)
                              yield on date  payable at
                               of purchase    maturity

U.S. government agencies (12.5%)
Federal Home Loan Bank Disc Nts
   06-26-02                       1.69%     $50,000,000      $49,943,014
   06-28-02                       1.73       30,900,000       30,858,423
   07-03-02                       1.73       50,000,000       49,920,709
Federal Home Loan Mtge Corp Disc Nts
   06-21-02                       1.71        5,700,000        5,694,539
   08-09-02                       1.84       12,400,000       12,360,766
Federal Natl Mtge Assn Disc Nts
   06-21-02                       1.70       25,000,000       24,983,234
   08-08-02                       1.85       25,000,000       24,922,075
Total                                                        198,682,760

Commercial paper (14.6%)
BOC Group
   06-07-02                       1.80        3,200,000        3,198,880
Corporate Receivables
   06-18-02                       1.93        3,400,000(e)     3,396,753
CXC
   07-15-02                       1.86       10,000,000(e)     9,976,000
   07-30-02                       1.81        5,200,000(e)     5,183,360
Dexia Bank (Delaware)
   06-10-02                       1.80       11,000,000       10,994,500
   07-26-02                       1.81       11,100,000       11,060,258
Edison Asset Securitization
   06-20-02                       1.95       11,400,000(e)    11,382,792
Gannett
   07-09-02                       1.77        4,400,000(e)     4,390,896
   07-25-02                       1.78       10,500,000(e)    10,471,445
Intl Lease Finance
   07-09-02                       1.76       12,500,000       12,475,385
Johnson & Johnson
   07-08-02                       1.75        6,200,000(e)     6,187,434
Marsh & McLennan
   06-05-02                       1.77        3,400,000(e)     3,399,164
May Dept Stores
   07-12-02                       1.78        5,000,000        4,989,617
Pfizer
   06-20-02                       1.92       10,000,000(e)     9,984,962
Salomon Smith Barney
   06-07-02                       1.76       12,000,000       11,995,894
   06-17-02                       1.77       15,300,000       15,287,211
   07-01-02                       1.77          600,000          599,086
   07-16-02                       1.79       14,500,000       14,466,334
SBC Communications
   07-19-02                       1.77        7,800,000(e)     7,779,058
SBC Intl
   07-15-02                       1.79        5,300,000(e)     5,288,141
   08-01-02                       1.79       21,600,000(e)    21,528,576
Sheffield Receivables
   06-03-02                       1.81       13,800,000(e)    13,797,918
   06-27-02                       1.80        4,500,000(e)     4,493,925
Southern Co Funding
   06-19-02                       1.93        7,600,000(e)     7,592,339
   07-12-02                       1.80       20,000,000(e)    19,957,999
Total                                                        229,877,927

Total short-term securities
(Cost: $428,584,475)                                        $428,560,687

Total investments in securities
(Cost: $1,991,495,379)(k)                                 $1,982,496,407

See accompanying notes to investments in securities.

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33   AXP SELECTIVE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued or forward commitment basis was $358,974,014.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2002, the value of foreign securities represented 3.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2002.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                            Notional amount
     Sale contracts
     Swap Futures, Sept. 2002, 10-year                            $  6,000,000
     U.S. Treasury Bonds, Sept. 2002, 10-year                       25,700,000
     U.S. Treasury Bonds, Sept. 2002, 20-year                        8,600,000
     U.S. Treasury Notes, Sept. 2002, 5-year                       107,400,000
     U.S. Treasury Notes, Sept. 2002, 10-year                        1,800,000

(h)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at May 31, 2002, is as follows:

     Security                 Acquisition dates                         Cost
     Williams*
        8.13% 2012         05-03-02 thru 05-28-02                   $3,477,112

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2002.

(j) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k)  At May 31, 2002, the cost of securities for federal income tax purposes was
     $1,992,541,724   and  the  aggregate  gross  unrealized   appreciation  and
     depreciation based on that cost was:

     Unrealized appreciation                                      $ 24,687,385
     Unrealized depreciation                                       (34,732,702)
                                                                   -----------
     Net unrealized depreciation                                  $(10,045,317)
                                                                  ------------

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34   AXP SELECTIVE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Selective Fund, Inc.
Fiscal year ended May 31, 2002

Class A
Income distributions taxable as dividend income, 0.30% qualifying for deduction by corporations.

Payable date                             Per share
June 26, 2001                             $0.04342
July 26, 2001                              0.03912
Aug. 27, 2001                              0.04134
Sept. 26, 2001                             0.03308
Oct. 26, 2001                              0.02943
Nov. 26, 2001                              0.02913
Dec. 20, 2001                              0.03708
Jan. 25, 2002                              0.03421
Feb. 26, 2002                              0.03053
March 26, 2002                             0.02379
April 26, 2002                             0.02692
May 24, 2002                               0.03261
Total                                     $0.40066

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share
Dec. 20, 2001                             $0.02100
Total distributions                       $0.42166

The distribution of $0.05808 per share, payable Dec. 20, 2001, consisted of $0.03241 derived from net investment income, $0.00467 from net short-term capital gains (a total of $0.03708 taxable as dividend income) and $0.02100 from net long-term capital gains.

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35   AXP SELECTIVE FUND -- ANNUAL REPORT

Class B
Income distributions taxable as dividend income, 0.30% qualifying for deduction by corporations.

Payable date                             Per share
June 26, 2001                             $0.03743
July 26, 2001                              0.03365
Aug. 27, 2001                              0.03546
Sept. 26, 2001                             0.02758
Oct. 26, 2001                              0.02387
Nov. 26, 2001                              0.02334
Dec. 20, 2001                              0.03265
Jan. 25, 2002                              0.02759
Feb. 26, 2002                              0.02464
March 26, 2002                             0.01868
April 26, 2002                             0.02127
May 24, 2002                               0.02755
Total                                     $0.33371

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share
Dec. 20, 2001                             $0.02100
Total distributions                       $0.35471

The distribution of $0.05365 per share, payable Dec. 20, 2001, consisted of $0.02798 derived from net investment income, $0.00467 from net short-term capital gains (a total of $0.03265 taxable as dividend income) and $0.02100 from net long-term capital gains.

Class C
Income distributions taxable as dividend income, 0.30% qualifying for deduction by corporations.

Payable date                             Per share
June 26, 2001                             $0.03741
July 26, 2001                              0.03365
Aug. 27, 2001                              0.03553
Sept. 26, 2001                             0.02763
Oct. 26, 2001                              0.02389
Nov. 26, 2001                              0.02329
Dec. 20, 2001                              0.03265
Jan. 25, 2002                              0.02758
Feb. 26, 2002                              0.02464
March 26, 2002                             0.01865
April 26, 2002                             0.02124
May 24, 2002                               0.02749
Total                                     $0.33365

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share
Dec. 20, 2001                             $0.02100
Total distributions                       $0.35465

The distribution of $0.05365 per share, payable Dec. 20, 2001, consisted of $0.02798 derived from net investment income, $0.00467 from net short-term capital gains (a total of $0.03265 taxable as dividend income) and $0.02100 from net long-term capital gains.

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36   AXP SELECTIVE FUND -- ANNUAL REPORT

Class Y
Income distributions taxable as dividend income, 0.30% qualifying for deduction by corporations.

Payable date                             Per share
June 26, 2001                             $0.04469
July 26, 2001                              0.04028
Aug. 27, 2001                              0.04259
Sept. 26, 2001                             0.03426
Oct. 26, 2001                              0.03061
Nov. 26, 2001                              0.03036
Dec. 20, 2001                              0.03802
Jan. 25, 2002                              0.03560
Feb. 26, 2002                              0.03177
March 26, 2002                             0.02487
April 26, 2002                             0.02812
May 24, 2002                               0.03369
Total                                     $0.41486

Capital gain distribution taxable as long-term capital gain.

Payable date                             Per share
Dec. 20, 2001                             $0.02100
Total distributions                       $0.43586

The distribution of $0.05902 per share, payable Dec. 20, 2001, consisted of $0.03335 derived from net investment income, $0.00467 from net short-term capital gains (a total of $0.03802 taxable as dividend income) and $0.02100 from net long-term capital gains.

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37   AXP SELECTIVE FUND -- ANNUAL REPORT

AXP Selective Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INSEX    Class B:ISEBX
Class C: N/A      Class Y:IDEYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6376 W (7/02)